Exhibit 32.2

SECTION 1350 CERTIFICATION

I, Craig J. Demarest, a Vice President and the Chief Financial Officer of Crown Crafts, Inc. (the “Company”), do hereby certify, in accordance with 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2023 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2024	/s/ Craig J. Demarest
Craig J. Demarest, Vice President and Chief Financial Officer, Crown Crafts, Inc.